SCHEDULE 14C INFORMATION
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[ ] Definitive Information Statement

The Target Portfolio Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                                                                Preliminary Copy

                         THE TARGET PORTFOLIO TRUST(SM)
                      LARGE CAPITALIZATION VALUE PORTFOLIO

                              --------------------

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                              --------------------

                              INFORMATION STATEMENT

                                  MAY __, 1997

                              --------------------


TO THE SHAREHOLDERS:

     On February 18, 1997, at a regular meeting of the Board of Trustees of The Target Portfolio Trust(SM) (the Trust), the Trustees approved a new sub-advisory agreement for the Large Capitalization Value Portfolio (the Portfolio). The sub-advisory agreement approved by the Board of Trustees was entered into between Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC), the Trust's manager, and INVESCO Capital Management, Inc. (INVESCO), one of the Portfolio's investment sub-advisers. The parent company of INVESCO merged with another company which necessitates a new sub-advisory agreement with INVESCO. This information statement is being furnished to you in order to inform you of the circumstances surrounding the Board's approval of the new sub-advisory agreement and to provide you with an overview of its terms.



                                                 By order of the Board.



                                                 S. JANE ROSE
                                                 Secretary

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        THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY
        AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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

                         THE TARGET PORTFOLIO TRUST(SM)
                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                 (800) 225-1852

                              --------------------

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                              --------------------

                              INFORMATION STATEMENT

                                  MAY __, 1997

                              --------------------


     This information statement is being furnished to the shareholders of the Large Capitalization Value Portfolio (the Portfolio) of The Target Portfolio Trust(SM) (the Trust) in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust has received from the Securities and Exchange Commission (SEC). The exemptive order permits the Trust's manager to hire new sub-advisers and to make certain changes to existing sub-advisory contracts with the approval of the Trustees, without obtaining shareholder approval.

     The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act) and is organized as a Delaware business trust. The Trust's trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of the Portfolio as of April 16, 1997 with the information statement. This information statement relates to the approval by the Trustees of a new sub-advisory agreement between the Trust's Manager and INVESCO Capital Management, Inc. (INVESCO), one of the Portfolio's sub-advisers, in connection with the merger between INVESCO PLC, the former parent of INVESCO, and A I M Management Group, Inc. The terms of the new sub-advisory agreement are identical in all material respects to those of the previous sub-advisory agreement. The INVESCO/A I M merger and the new sub-advisory agreement are discussed in greater detail below.

     INVESCO has agreed to pay for the costs associated with preparing and distributing this information statement, which will be mailed on or about May __, 1997.

THE TARGET PROGRAM

     The Trust consists of ten separate investment portfolios, including the Large Capitalization Value Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the portfolios based on an evaluation of an investor's investment objectives and risk tolerances. The Target Program or shares of the Trust (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.5% of assets invested in equity portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets invested in equity portfolios.

THE MANAGER

     Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC), as successor to Prudential Mutual Fund Management, Inc. (PIFM or the Manager), Gateway Center Three, 100

Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992. PIFM is an indirect, wholly-owned subsidiary of the Prudential Insurance Company of America and is a part of Prudential Investments. As of March 31, 1997, PIFM served as the manager to 40 open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $[____] billion. Information concerning the Trust's current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.

SHAREHOLDER REPORTS

     The most recent annual report for the Trust has previously been sent to shareholders and may be obtained without charge by writing the Trust at Gateway Center Three, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

SHAREHOLDINGS

     As of April 16, 1997, there were 16,190,832 outstanding shares of the Portfolio. Management does not know of any person who owned beneficially 5% or more of the shares of the Portfolio as of April 16, 1997. In addition, to the knowledge of management, the executive officers and Board Members of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio as of April 16, 1997.

THE ADVISERS

     Investment advisory services are provided for the Portfolio under separate sub-advisory agreements between the sub-advisers listed below and PIFM:

      (i) INVESCO Capital Management, Inc., 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309; and

     (ii) Hotchkis and Wiley, a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017.

                           NEW SUB-ADVISORY AGREEMENT

     INVESCO PLC, the former ultimate parent of INVESCO, entered into an agreement of merger (the Agreement) with A I M Management Group, Inc. (A I M) on November 4, 1996. Pursuant to the Agreement, on February 28, 1997, a subsidiary of INVESCO PLC, acquired all of the issued and outstanding shares of A I M capital stock in exchange for shares of INVESCO PLC capital stock (the Merger). As a result of the Merger, A I M shareholders own approximately 45% of INVESCO PLC's total outstanding capital stock.

     The Merger resulted in an "assignment" of the sub-advisory agreement between PIFM and INVESCO within the meaning of Section 15 of the Investment Company Act. As required by the Investment Company Act, the sub-advisory agreement provided for its automatic termination upon assignment. Under Section 15 of the Investment Company Act, a change of control of an adviser or a sub-adviser generally is deemed to result in an assignment of its investment advisory and sub-advisory agreements. Because INVESCO PLC capital stock constituting more than 25% of the outstanding voting securities of INVESCO PLC was issued to the shareholders of A I M in the Merger, there was deemed to be a change in control of INVESCO PLC and, therefore, INVESCO. Under the Investment Company Act, such a change in control resulted in an automatic termination of the then existing sub-advisory agreement between PIFM and INVESCO. Accordingly, to ensure the continuity of sub-advisory services provided to the Portfolio by INVESCO, a new sub-advisory agreement (the Sub-Advisory Agreement) between PIFM and INVESCO was approved by the Trust's Board of Trustees. The Sub-Advisory Agreement is attached as Exhibit A.

     Although Section 15 of the Investment Company Act requires that a majority of the Portfolio's outstanding voting securities also approve the Sub-Advisory Agreement, on September 11, 1996, the SEC issued an order granting the Trust and PIFM exemptive relief from the requirements of Section 15. According to the SEC's order, which is subject to a number of conditions (including approval by the Trust's shareholders, which was received on October 30, 1996), PIFM may now enter into sub-advisory agreements on behalf of the Trust without receiving prior shareholder approval. Thus, execution and implementation of the Sub-Advisory Agreement did not require shareholder consent.

     The terms of the Sub-Advisory Agreement dated as of February 28, 1997 are identical to those contained in the prior sub-advisory agreement between PIFM and INVESCO. The prior sub-advisory agreement dated November 9, 1992 was approved by the shareholders of the Portfolio on October 27, 1994 and most recently continued by the Trustees, including a majority of the Trustees who are not parties to such contract or interested persons of such parties, as defined in the Investment Company Act (non-interested Trustees), on April 9, 1996. INVESCO will continue to render investment advice in accordance with the Portfolio's investment objective and policies and also will continue to make investment decisions and to purchase and sell securities on behalf of that portion of the Portfolio for which it currently serves as sub-adviser, subject to the supervision of PIFM. Prior to the Merger, INVESCO advised the Board of Trustees that the Merger was not expected to result in material changes in the sub-advisory services provided to the Fund by INVESCO.

BOARD CONSIDERATION OF SUB-ADVISORY AGREEMENT

     At a regular meeting of the Board, at which all of the non-interested Trustees were in attendance, the Board of Trustees considered and unanimously approved the Sub-Advisory Agreement on February 18, 1997 because it believed that approval of the Sub-Advisory Agreement was in the best interests of the Trust and the shareholders of the Portfolio.

     In considering approval of the Sub-Advisory Agreement, the Trustees, including the non-interested Trustees, considered whether approval of the Sub-Advisory Agreement was in the best interests of the Trust and shareholders of the Portfolio. At the meeting, the Trustees reviewed material furnished by management and spoke with a representative of INVESCO. Among other things, the Trustees noted that senior members of the management team of INVESCO would continue to be responsible for managing the day-to-day affairs of INVESCO. In particular, the Trustees noted that Neilson Brown, the INVESCO portfolio manager for the Portfolio since inception of the Portfolio, would continue in that capacity. The Board also considered the nature, quality and extent of services provided and expected to be provided to the Portfolio by INVESCO as well as INVESCO's and A I M's reputations in the asset management industry. Moreover, the Trustees considered the possible effects of the Merger on INVESCO and the Portfolio. In that regard, the Board considered INVESCO's representations that the Merger would not adversely affect the services rendered by INVESCO to the Portfolio.

     The Trustees also discussed and reviewed the terms of the Sub-Advisory Agreement. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of the Sub-Advisory Agreement were the same as those of the prior sub-advisory agreement. Based upon their review, the Trustees concluded that the Sub-Advisory Agreement was reasonable, fair and in the best interests of the Trust and the shareholders of the Portfolio, and that the fee provided in the Sub-Advisory Agreement was fair and reasonable. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the Sub-Advisory Agreement.

INFORMATION CONCERNING INVESCO, A I M AND AMVESCO

     INVESCO, based in Atlanta, Georgia, is one of the largest investment management firms in the U.S. The majority of INVESCO's client base is institutional and includes numerous Fortune 500 pension funds, other U.S. tax-exempt institutions, and international accounts.

     INVESCO is an indirect, wholly-owned subsidiary of AMVESCO PLC, the successor to INVESCO PLC, which is domiciled in the United Kingdom.(1) INVESCO and its global affiliates, including A I M, had total assets under management as of March 31, 1997 of approximately $160 billion. INVESCO currently maintains primary domestic offices in Atlanta, Boston, Dallas and Louisville, and international offices in Bermuda, Buenos Aires, Hong Kong, London, Paris, Toronto and Tokyo.

     Prior to the Merger, A I M was a holding company that, together with its affiliates, advised or managed 38 investment company portfolios consisting of the A I M Family of Funds(R). As of March 31, 1997, A I M(2) managed or advised investment company portfolios with assets of approximately $64.8 billion. A I M and INVESCO are continuing to manage their respective assets under management in the same way they did prior to the Merger.

     Exhibit D contains information about other funds managed by INVESCO and its affiliates with investment objectives similar to the Portfolio's. Exhibit D also lists the principal executive officer and directors of INVESCO.

-------------
(1)  The intermediary companies between INVESCO and AMVESCO PLC are as follows:
     INVESCO North American Holding, Inc. (INAH), INVESCO, Inc., INVESCO Group Services, Inc. and AVZ, Inc. The address of each of these companies, other than INAH and AMVESCO PLC, is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is located at 7800 East Union Avenue, Denver, Colorado 80237.

(2)  Address is Greenway Plaza, Houston, Texas 77046.

TERMS OF SUB-ADVISORY AGREEMENT

     The terms of the Sub-Advisory Agreement other than the dates of effectiveness and termination are identical to those contained in the previous sub-advisory agreement between PIFM and INVESCO approved by the shareholders of the Portfolio on October 27, 1994. The Sub-Advisory Agreement provides that, subject to PIFM's and the Board of Trustees' supervision, INVESCO is responsible for managing the investment operations of part of the Portfolio and for making investment decisions and placing orders to purchase and sell securities on behalf of that portion of the Portfolio that it manages, all in accordance with the investment objective and policies of the Portfolio as reflected in the current Prospectus and Statement of Additional Information of the Trust, and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, INVESCO will also provide PIFM with all books and records relating to the transactions it executes and shall render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

     Sub-Advisory Fee. Under the Sub-Advisory Agreement, PIFM pays INVESCO, as compensation for services rendered thereunder, a fee at an annual rate of 0.30% of the average Daily net assets of the portion of the Portfolio managed by INVESCO, the same fee as was paid under the old sub-advisory agreement. For the fiscal year ended December 31, 1996, the sub-advisory fee paid by PIFM to INVESCO was $315,764.

     Duration and Termination. The Sub-Advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and shall continue thereafter so long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as such term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees of the Trust, including the approval by a majority of non-interested Trustees of the Trust, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Sub-Advisory Agreement shall terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Sub-Advisory Agreement may be terminated at any time by INVESCO or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Sub-Advisory Agreement.

     Liability. The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, INVESCO will not be liable for any act or omission in connection with its activities as sub-adviser to the Portfolio.

SHAREHOLDER PROPOSALS

     As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                                                S. Jane Rose
                                                                Secretary

Dated: May __, 1997

                                                                       EXHIBIT A


                           THE TARGET PORTFOLIO TRUST

                              SUBADVISORY AGREEMENT

     Agreement made as of this 28th day of February, 1997, between Prudential Mutual Fund Management LLC (PMF or the Manager), a Delaware corporation, and INVESCO Capital Management, Inc. (the "Adviser").

     WHEREAS, PMF has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PMF acts as Manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PMF has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and shall enter into subadvisory agreements with one or more subadvisers with respect to the management of the Large Capitalization Value Portfolio of the Trust (the Portfolio) in connection with the management of the Trust.

     WHEREAS, the Manager desires to retain the Adviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct and the Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the Parties agree as follows:

     1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of such portfolio, including the purchase, retention and disposition thereof, in accordance with each Portfolio's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

     (i) The Adviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by a Portfolio, and what portion of the assets it manages will be invested or held uninvested as cash.

     (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Trust and the Portfolio and with the instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

     (iii) The Adviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

     (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and
(11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

     (v) The Adviser shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages and shall provide the Manager with such information upon request of the Manager.

     (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others; provided, however, that the Adviser agrees that neither it, nor any person controlled by it, nor any successor shall serve or accept retention as investment adviser, investment manager or similar service provider during the term of this Agreement and for the period of one year after the termination of this Agreement with or for the benefit of any investment company registered under the 1940 Act that seeks as a primary market for its shares asset allocation programs sponsored by U.S. broker-dealers similar in nature or market to the Prudential Securities Target Program.

     (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

     (c) The Adviser shall keep the Portfolio's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

     (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers
Act) and other applicable state and federal regulations.

     (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

     2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

     3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio managed by the Adviser. This fee will be computed daily and paid monthly.

     4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Adviser's in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association, except as described in Paragraph 1(a)(vi) above.

     7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use material if the Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery.

     8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

     9. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                      Prudential Mutual Fund Management LLC


                                      By  /s/ Robert F. Gunia
                                          ----------------------------------
                                          Robert F. Gunia
                                          Executive Vice President



                                      INVESCO Capital Management, Inc.


                                      By  /s/ Neilson Brown
                                          ----------------------------------
                                          Neilson Brown

                                                                       EXHIBIT B
                            MANAGEMENT OF THE TRUST

THE MANAGER

     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement dated as of November 9, 1992 (the Management Agreement) and renewed thereafter as required by the Investment Company Act.

     The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to such contract or non-interested persons of such parties (as defined in the Investment Company Act of 1940, as amended (the Investment Company Act)) on April 9, 1996 and was approved by the sole shareholder of the Trust on October 14, 1992.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention and disposition thereof. The Manager is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and PFMS, the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreement may be furnished by any such directors, officers or employees of PIFM.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or each portfolio's sub-adviser;

     (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

     (c) the costs and expenses payable to each sub-adviser pursuant to the sub-advisory agreements between PIFM and each sub-adviser.

     For its services, PIFM is compensated by each portfolio of the Trust. The annual management fee for the Portfolio is paid at the rate of .60% of the Portfolio's average daily net assets. Of this amount, .30% of the average daily net assets of the Portfolio is retained by PIFM and .30% of the Portfolio's average daily net assets is paid to the Portfolio's sub-advisers, based upon the amount of such assets actually managed by the respective sub-advisers. The fee is computed daily and paid monthly. For the fiscal year ended December 31, 1996, PIFM received $1,235,390 from the Portfolio.

     The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to

PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Trust's expenses.

     Except as indicated above, the Trust is responsible under the Management Agreement for the payment of its expenses, including (a) the fees payable to PIFM, (b) the fees and expenses of Trustees who are not affiliated persons of PIFM or the sub-adviser of each portfolio, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of any share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, registering the Trust and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice.

INFORMATION ABOUT PIFM

     PIFM is a subsidiary of Prudential Securities Incorporated (Prudential Securities) and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102. PIFM, formerly known as Prudential Mutual Fund Management LLC, was organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996.

     PIFM acts as manager for the following investment companies:

     Open-End Management Investment Companies: The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.

     Closed-End Management Investment Companies: The High Yield Income
     Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.


NAME                      POSITION WITH PIFM                  PRINCIPAL OCCUPATIONS
----                      ------------------                  ---------------------
Brian Storms         Officer-in-Charge, President,   Officer-in-Charge, President, Chief Executive
                       Chief Executive Officer and     Officer and Chief Operating Officer, PIFM
                       Chief Operating Officer

Robert F. Gunia      Executive Vice President and    Executive Vice President and Treasurer, PIFM;
                       Treasurer                       Senior Vice President of Prudential
                                                       Securities Incorporated

Thomas A. Early      Executive Vice President,       Executive Vice President, Secretary and
                       Secretary and General Counsel   General Counsel, PIFM

Susan C. Cote        Executive Vice President and    Executive Vice President, Chief Financial
                       Chief Financial Officer         Officer, PIFM and PIC

Neil A. McGuinness   Executive Vice President        Executive Vice President, PIFM

Robert J. Sullivan   Executive Vice President        Executive Vice President, PIFM


THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Securities, One Seaport Plaza, New York, New York 10292 serves as the distributor of the Trust's shares. Prudential Securities is an indirect, wholly-owned subsidiary of Prudential. It received no compensation for distributing the Portfolio's shares during the fiscal year ended December 31, 1996.

     Pruco Securities Corporation (Prusec), 111 Durham Avenue, South Plainfield, New Jersey 07080-2398, a wholly-owned subsidiary of Prudential, is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities. Prusec received no compensation for distributing the Portfolio's shares during the fiscal year ended December 31, 1996.

     The Trust's transfer agent is Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837. PMFS received $93,300 for its services in connection with the Portfolio during the fiscal year ended December 31, 1996.

BROKERAGE

     During the fiscal year ended December 31, 1996, the Portfolio paid $5,910 in commissions to Prudential Securities, which represented 5.1% of total commissions paid.

                                                                       EXHIBIT C
                               OFFICER INFORMATION

                                      OFFICE WITH THE TRUST                   PRINCIPAL OCCUPATIONS
       NAME (AGE)                           (SINCE)                          DURING PAST FIVE YEARS
       ---------                      ---------------------                  ----------------------
Richard A. Redeker (53)               President and Trustee    Employee of Prudential Investments; formerly
                                      (1995)                     President, Chief Executive Officer and Director
                                                                 (October 1993-September 1996) of Prudential
                                                                 Mutual Fund Management, Inc.

Susan C. Cote (42)                    Vice President (1997)    Executive Vice President and Chief Financial Officer
                                                                 of Prudential Investments Fund Management LLC
                                                                 (PIFM).

Thomas A. Early (42)                  Vice President (1997)    Executive Vice President, Secretary and General
                                                                 Counsel of PIFM.

S. Jane Rose (51)                     Secretary (1992)         Senior Vice President of PIFM; Senior Vice President
                                                                 and Senior Counsel of Prudential Securities.

Grace C. Torres (38)                  Treasurer (1995)         First Vice President of PIFM; First Vice President of
                                                                 Prudential Securities.

Marguerite E. H. Morrison (40)        Assistant Secretary      Vice President and Associate General Counsel of PIFM;
                                      (1993)                     Vice President and Associate General Counsel of
                                                                 Prudential Securities.

Stephen M. Ungerman (43)              Assistant Treasurer      Tax Director of Prudential Investments and the
                                      (1995)                      Private Asset Group of The Prudential Insurance
                                                                  Company of America.


                                                                       EXHIBIT D


                                  INVESCO FUNDS

     The following table sets forth information relating to the registered investment companies with an investment objective and strategies similar to those of the Portfolio for which INVESCO, A I M and their affiliates act as investment adviser and/or sub-adviser:


                                                                                    SUB-ADVISORY
                                                                                      FEE RATE
                                                            ADVISORY FEE RATE        (BASED ON            NET ASSETS
                                                            (BASED ON AVERAGE        AVERAGE NET             AS OF
     FUNDS              ADVISER          SUB-ADVISER            NET ASSETS)            ASSETS)           MARCH 31, 1997
     -----              -------          -----------        -----------------       -------------        --------------

INVESCO              INVESCO Trust      INVESCO Capital     up to $250,000 2.75%;  0.20% on total       $   305,000,000
Retirement Trust     Company            Management, Inc.    $250,000 to $500,000   assets.
Equity Fund                                                 2.50%; $500,000 to
                                                            $750,000 2.25%;
                                                            $750,000 to
                                                            $1,000,000 2.00%;
                                                            $1,000,000 to
                                                            $2,500,000 1.75%; in
                                                            excess of $2,500,000
                                                            1.50%.

INVESCO Value        INVESCO Funds      INVESCO Capital     0.75% on the first     0.20% on the         $   300,000,000
Equity Fund          Group, Inc.        Management, Inc.    $500 million; 0.65%    first $500
                                                            on the next $500       million; 0.17%
                                                            million; 0.50% on      on the net asset
                                                            average net assets     value in excess
                                                            in excess of $1        of $500 million;
                                                            billion.               and 0.13% on net
                                                                                   assets in excess
                                                                                   of $1 billion.

AIM Value            AIM Management         N/A             0.80% on the first          N/A             $10,300,000,000
Fund                 Group, Inc.                            $150 million; amount
                                                            over $150 million
                                                            0.625%.

INVESCO              INVESCO Trust      INVESCO Capital     0.75% on the first     first $10 million    $   650,000,000
Retirement Trust     Company            Management, Inc.    $10 million; 0.50%     0.70%; next $10
Ameritech                                                   on the next $10        million 0.45%;
Collective                                                  million; amount over   0.20% on amounts
Equity                                                      $20 million 0.25%.     over $20 million.


                          INVESCO MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officer and the directors of INVESCO:

NAME                                     PRINCIPAL OCCUPATION
----                                     --------------------
Wendell Moore Starke           Chairman and Chief Executive Officer of INVESCO
                               and INVESCO, Inc.; Director and Chief Investment
                               Officer of AMVESCO PLC.

Edward Colston Mitchell, Jr.   President and Director of INVESCO; Portfolio
                               Manager of INVESCO.

Donald Barrett Sallee          Director, Vice President and Portfolio Manager
                               of INVESCO.

Thomas William Norwood         Director, Vice President and Portfolio Manager
                               of INVESCO.

Frank Moss Bishop              Director of INVESCO, INVESCO Management &
                               Research, Inc., INVESCO, Inc., INVESCO Funds
                               Group, Inc., INVESCO Trust Company and Private
                               Capital Management, Inc.; President, Chief
                               Executive Officer and Chief Operating Officer of
                               INVESCO, Inc.; Portfolio Manager of INVESCO.

Stephen Albright Dana          Director, Vice President and Portfolio Manager
                               of INVESCO.

George William Herring, Jr.    Director, Vice President and Portfolio Manager
                               of INVESCO.

Thomas Lawrence Shields, Jr.   Director, Vice President and Portfolio Manager
                               of INVESCO.

--------------------------------------------------------------------------------

     The address of those listed above is 1315 Peachtree Street, N.E. Atlanta, Georgia 30309.

     None of the Trust's Trustees or officers is affiliated with INVESCO or A I M or any of their affiliates. Except for payments to INVESCO pursuant to the old sub-advisory agreement and the new Sub-Advisory Agreement, the Portfolio has not made any payments to and has no other arrangements with INVESCO or any of its affiliates.



                                      D-2